                                                                      EXHIBIT 99

                               GUIDANT CORPORATION
           INCOME STATEMENTS RECLASSIFIED FOR DISCONTINUED OPERATIONS
                             2003 AND 2002 QUARTERS
                     ($ In millions, except per share data)
                                   (Unaudited)



                                                                    THREE MONTHS ENDED              THREE MONTHS ENDED
                                                                       MARCH 31, 2003                DECEMBER 31, 2002
                                                            -------------------------------------------------------------------
                                                                       Special                           Special
                                                            REPORTED  Items(1)  AS ADJUSTED  REPORTED    Items(2)   AS ADJUSTED
                                                            --------  --------  -----------  --------    --------   -----------
NET SALES                                                   875.7                $ 875.7     $  881.3               $ 881.3

Cost of products sold                                       213.1                  213.1        207.6                 207.6
                                                           -------               --------    ---------              -------

     GROSS PROFIT                                           662.6                  662.6        673.7                 673.7

Research & development                                      113.6                  113.6        116.8                 116.8
Purchased in-process research & development                  36.5       (36.5)         -         48.4       (48.4)        -
Sales, marketing and administrative                         272.9                  272.9        261.0                 261.0
Interest, net                                                (1.1)                  (1.1)        (1.9)                 (1.9)
Royalties, net                                               14.4                   14.4         15.3                  15.3
Amortization                                                  3.3                    3.3          3.1                   3.1
Other, net                                                    5.2                    5.2          5.9                   5.9
Litigation
Foundation contribution
Restructuring charge
Cook charge                                                                                      60.6       (60.6)        -
                                                           -------     -------   --------    ---------     -------  -------

Income from continuing operations before income taxes       217.8        36.5      254.3        164.5       109.0     273.5

Income taxes                                                 59.1         7.6       66.7         39.3        33.3      72.6
                                                           -------     -------   --------    ---------     -------  -------

INCOME FROM CONTINUING OPERATIONS                           158.7      $ 28.9    $ 187.6        125.2      $ 75.7   $ 200.9
                                                                       =======   ========                  =======  =======

Loss from discontinued operations, net of income taxes      (65.3)                              (32.8)
                                                           -------                           ---------

NET INCOME                                                 $ 93.4                            $   92.4
                                                           =======                           =========

Earnings per share--basic
  Income from continuing operations                        $ 0.52      $ 0.10    $  0.62     $   0.42      $ 0.24   $  0.66
                                                                                 ========                           =======
  Loss from discontinued operations, net of income taxes    (0.21)                              (0.11)
                                                           -------                           ---------
  Net income                                               $ 0.31                            $   0.31
                                                           =======                           =========

Earnings per share--diluted
  Income from continuing operations                        $ 0.52      $ 0.09    $  0.61     $   0.42      $ 0.23    $ 0.65
                                                                                 ========                           =======
  Loss from discontinued operations, net of income taxes    (0.22)                              (0.11)
                                                           -------                           ---------
  Net income                                               $ 0.30                            $   0.31
                                                           =======                           =========

Weighted average shares outstanding
  Basic                                                    303.20      303.20     303.20       302.63      302.63    302.63
  Diluted                                                  308.03      308.03     308.03       305.01      305.01    305.01

Return on Sales (continuing operations)                       18%                    21%          14%                   23%


                                                          THREE
                                                       MONTHS ENDED          THREE MONTHS ENDED             THREE MONTHS ENDED
                                                    SEPTEMBER 30, 2002          JUNE 30, 2002                 MARCH 31, 2002
                                                    --------------------------------------------------------------------------------
                                                                                  Special                       Special
                                                         REPORTED      REPORTED  Items(3)  AS ADJUSTED REPORTED Items(4) AS ADJUSTED
                                                         --------      --------  --------  ----------- -------- -------- -----------
NET SALES                                                $ 813.1       $ 787.8              $ 787.8    $ 694.1               694.1

Cost of products sold                                      200.2         199.9                199.9      163.2               163.2
                                                         --------      --------             --------   --------           ---------

     GROSS PROFIT                                          612.9         587.9                587.9      530.9               530.9

Research & development                                     101.9          99.6                 99.6       97.2                97.2
Purchased in-process research & development                                                                6.5     (6.5)         -
Sales, marketing and administrative                        243.9         239.8                239.8      213.3               213.3
Interest, net                                                0.1           1.7                  1.7        4.1                 4.1
Royalties, net                                              13.8          13.7                 13.7       11.2                11.2
Amortization                                                 3.3           3.1                  3.1        3.1                 3.1
Other, net                                                   6.1           5.0                  5.0        2.1                 2.1
Litigation                                                              (137.1)   137.1           -
Foundation contribution                                                   40.0    (40.0)          -
Restructuring charge                                                      14.0    (14.0)          -
Cook charge
                                                         --------      -------- --------    --------   --------  -------  ---------

Income from continuing operations before income taxes      243.8         308.1    (83.1)      225.0      193.4      6.5      199.9

Income taxes                                                65.8          90.8    (30.8)       60.0       51.4      2.4       53.8
                                                         --------      -------- --------    --------   --------  -------  ---------

INCOME FROM CONTINUING OPERATIONS                          178.0         217.3  $ (52.3)    $ 165.0      142.0   $  4.1      146.1
                                                                                ========    ========             =======  =========

Loss from discontinued operations, net of income taxes      (2.9)        (12.5)                           (2.5)
                                                         --------      --------                        --------

NET INCOME                                               $ 175.1       $ 204.8                         $ 139.5
                                                         ========      ========                        ========

Earnings per share--basic
  Income from continuing operations                      $  0.59       $  0.72  $ (0.17)    $  0.55    $  0.47   $ 0.02     $ 0.49
                                                                                            ========                      =========
Loss from discontinued operations, net of income taxes     (0.01)        (0.04)                          (0.01)
                                                         --------      --------                        --------
Net income                                               $  0.58       $  0.68                         $  0.46
                                                         ========      ========                        ========

Earnings per share--diluted
  Income from continuing operations                      $  0.58       $  0.71  $ (0.17)    $  0.54    $  0.46   $ 0.02     $ 0.48
                                                                                            ========                      =========
  Loss from discontinued operations, net of income taxes   (0.01)        (0.04)                          (0.01)
                                                         --------      --------                        --------
  Net income                                             $  0.57       $  0.67                         $  0.45
                                                         ========      ========                        ========

Weighted average shares outstanding
  Basic                                                   302.09        301.48   301.48      301.48     300.76   300.76     300.76
  Diluted                                                 305.40        306.22   306.22      306.22     307.32   307.32     307.32

Return on Sales (continuing operations)                      22%           28%                  21%        20%                 21%



(1) First quarter 2003 special items include the following:

          o    $20.5 million purchased in-process research and development
               (IPRD) recorded in conjunction with the acquisition of certain assets of Biosensors International's (Biosensors) everolimus eluting stent program, including an exclusive license to Biosensors' intellectual property in the field of everolimus eluting stents and a non-exclusive license to Biosensors' drug and bioabsorbable polymer formulation technology for use with other drugs
          o $16.0 million IPRD recorded in conjunction with the acquisition of a majority interest in a developer of bioabsorbable vascular stent platforms

(2) Fourth quarter 2002 special items include the following:

          o    Purchased in-process research and development of $48.4 million
                    o $29.1 million milestone payment in December 2002 associated with the exclusive license from Novartis Pharma AG and Novartis AG for the right to utilize the drug everolimus in drug eluting stents
                    o $19.3 million recorded in conjunction with the acquisition of Cardiac Intelligence Corporation
          o $60.6 million termination payment and related expenses associated with the termination of the Cook Group Inc.

(3) Second quarter 2002 special items include the following:

          o $137.1 million net litigation benefit resulting primarily from a $158.2 million award plus interest and costs against Medtronic, Inc. in April 2002
          o    $40.0 million contribution to the Guidant Foundation
          o $14.0 million for the restructuring of endovascular solutions operations approved by Guidant's Board of Directors in May 2002


(4) First quarter 2002 special item:

          o $6.5 million of IPRD for a co-exclusive license from Novartis Pharma AG and Novartis AG for the rights to utilize the drug everolimus in drug eluting stents

                               GUIDANT CORPORATION
           INCOME STATEMENTS RECLASSIFIED FOR DISCONTINUED OPERATIONS
              YEAR-TO-DATE ENDING DECEMBER 31, 2002, 2001 AND 2000

                     ($ In millions, except per share data)


                                                              REPORTED    Special   AS ADJUSTED  REPORTED    Special   AS ADJUSTED
                                                                2002      Items(1)      2002        2001     Items(2)      2001
                                                                ----      --------      ----        ----     --------      ----
NET SALES                                                     $3,176.3                $3,176.3   $2,662.0              $ 2,662.0

Cost of products sold                                            770.9                   770.9      635.5                  635.5
                                                              ---------               ---------  ---------             ----------

     GROSS PROFIT                                              2,405.4                 2,405.4    2,026.5                2,026.5

Research & development                                           415.5                   415.5      362.3                  362.3
Purchased in-process research & development                       54.9       (54.9)          -       15.0      (15.0)          -
Sales, marketing and administrative                              958.0                   958.0      795.3                  795.3
Interest, net                                                      4.0                     4.0       31.5                   31.5
Royalties, net                                                    54.0                    54.0       41.6                   41.6
Amortization                                                      12.6                    12.6       43.1                   43.1
Other, net                                                        19.1                    19.1        4.8                    4.8
Litigation                                                      (137.1)      137.1           -      (10.0)                 (10.0)
Foundation contribution                                           40.0       (40.0)          -       10.0                   10.0
Restructuring charge                                              14.0       (14.0)          -
Special product charge                                                                                7.5       (7.5)          -
Impulse Dynamics charge
Cook charge                                                       60.6       (60.6)          -
                                                              ---------  ----------   ---------  ---------  ---------  ----------

Income from continuing operations before income taxes            909.8        32.4       942.2      725.4       22.5       747.9

Income taxes                                                     247.3         4.9       252.2      203.5        8.3       211.8
                                                              ---------  ----------   ---------  ---------  ---------  ----------

INCOME FROM CONTINUING OPERATIONS                                662.5   $    27.5    $  690.0      521.9   $   14.2   $   536.1
                                                                         ==========   =========             =========  ==========

Loss from discontinued operations, net of income taxes           (50.7)                             (37.9)
                                                              ---------                          ---------

NET INCOME                                                    $  611.8                           $  484.0
                                                              =========                          =========

Earnings per share--basic
  Income from continuing operations                           $   2.20   $    0.09    $   2.29   $   1.73   $   0.05   $    1.78
                                                                                      =========                        ==========
  Loss from discontinued operations, net of income taxes         (0.17)                             (0.12)
                                                              ---------                          ---------
  Net income                                                  $   2.03                           $   1.61
                                                              =========                          =========

Earnings per share--diluted
  Income from continuing operations                             $ 2.17   $    0.08    $   2.25   $   1.70   $   0.05   $    1.75
                                                                                      =========                        ==========
  Loss from discontinued operations, net of income taxes         (0.17)                             (0.12)
                                                              ---------                          ---------
  Net income                                                    $ 2.00                           $   1.58
                                                              =========                          =========

Weighted average shares outstanding
  Basic                                                         301.74      301.74      301.74     300.86     300.86      300.86
  Diluted                                                       305.99      305.99      305.99     306.22     306.22      306.22

Return on Sales (continuing operations)                            21%                     22%        20%                    20%

                                                                 REPORTED     Special    AS ADJUSTED
                                                                   2000       Items(3)      2000
                                                                   ----       --------      ----
NET SALES                                                       $ 2,486.0                 $ 2,486.0

Cost of products sold                                               580.2                     580.2
                                                                ----------                ----------

     GROSS PROFIT                                                 1,905.8                   1,905.8

Research & development                                              333.0                     333.0
Purchased in-process research & development
Sales, marketing and administrative                                 708.2                     708.2
Interest, net                                                        54.7                      54.7
Royalties, net                                                       50.2                      50.2
Amortization                                                         43.3                      43.3
Other, net                                                          (16.5)                    (16.5)
Litigation                                                          (23.7)                    (23.7)
Foundation contribution                                              10.8                      10.8
Restructuring charge
Special product charge
Impulse Dynamics charge                                             127.0       (127.0)           -
Cook charge
                                                                ----------    ---------   ----------

Income from continuing operations before income taxes               618.8        127.0        745.8

Income taxes                                                        231.1          9.8        240.9
                                                                ----------    ---------   ----------

INCOME FROM CONTINUING OPERATIONS                                   387.7     $  117.2    $   504.9
                                                                              =========   ==========

Loss from discontinued operations, net of income taxes              (13.4)
                                                                ----------

NET INCOME                                                      $   374.3
                                                                ==========

Earnings per share--basic
  Income from continuing operations                             $    1.29     $   0.39    $    1.68
                                                                                          ==========
  Loss from discontinued operations, net of income taxes            (0.05)
                                                                ----------
  Net income                                                    $    1.24
                                                                ==========

Earnings per share--diluted
  Income from continuing operations                             $    1.25     $   0.38    $    1.63
                                                                                          ==========
  Loss from discontinued operations, net of income taxes            (0.04)
                                                                ----------
  Net income                                                    $    1.21
                                                                ==========

Weighted average shares outstanding
  Basic                                                            301.10       301.10       301.10
  Diluted                                                          310.11       310.11       310.11

Return on Sales (continuing operations)                                16%                       20%


(1) 2002 special items include the following:

          o Purchased in-process research and development (IPRD) of $54.9 million:

                    o $35.6 million associated with the purchase of an exclusive license from Novartis Pharma AG and Novartis AG for the right to utilize the drug everolimus in drug eluting stents

                    o $19.3 million recorded in conjunction with the acquisition of Cardiac Intelligence Corporation

          o    $40.0 million contribution to the Guidant Foundation

          o $137.1 million net litigation benefit resulting primarily from a $158.2 million award plus interest and costs against Medtronic, Inc. in April 2002

          o $14.0 million for the restructuring of endovascular solutions operations approved by Guidant's Board of Directors in May 2002

          o $60.6 million termination payment and related expenses associated with the termination of the Cook Group Inc. merger agreement

(2) 2001 special items include the following:

          o $15.0 million IPRD related to the acquisition of embolic protection device technology from Metamorphic Surgical Devices, LLC

          o $7.5 million of expenses associated with a field action related to the first-generation VENTAK PRIZM(R) Implantable Cardioverter Defibrillator

(3) 2000 special item:

          o $127.0 million related to the write-off of an option to acquire exclusive rights to certain experimental therapies for the treatment of heart failure under development by Impulse Dynamics

                               GUIDANT CORPORATION

           INCOME STATEMENTS RECLASSIFIED FOR DISCONTINUED OPERATIONS YEAR-TO-DATE ENDING DECEMBER 31, 1999, 1998, 1997, 1996, 1995 AND 1994
                     ($ In millions, except per share data)

                                                            REPORTED    Special    AS ADJUSTED   REPORTED   Special    AS ADJUSTED
                                                              1999      Items(1)       1999        1998     Items(2)        1998
                                                            --------    --------      ----         ----     --------       ----
NET SALES                                                   $2,346.6                $2,346.6     $1,909.7               $ 1,909.7

Cost of products sold                                          571.1      (26.2)       544.9        425.5                   425.5
                                                            --------    -------     --------     --------               ---------

     GROSS PROFIT                                            1,775.5       26.2      1,801.7      1,484.2                 1,484.2

Research & development                                         305.2       (1.7)       303.5        265.3                   265.3
Purchased in-process research & development                     49.0      (49.0)           -        118.7     (118.7)           -
Sales, marketing and administrative                            679.5       (3.2)       676.3        571.6                   571.6
Interest, net                                                   55.6                    55.6         11.8                    11.8
Royalties, net                                                  40.1                    40.1         44.6                    44.6
Amortization                                                    41.5                    41.5         19.1                    19.1
Other, net                                                      (6.7)      13.6          6.9          6.0                     6.0
Litigation                                                                                          269.2     (269.2)           -
Foundation Contribution                                         20.2      (20.2)           -
Restructuring charge                                                                                  0.7       (0.7)           -
Special product charge
Impulse Dynamics charge
Merger related costs                                            21.9      (21.9)           -
Impairment charge                                                                                    40.0      (40.0)           -
                                                            --------    -------     --------     --------   --------    ---------

Income before income taxes and cumulative
  effect of change in accounting principle                     569.2      108.6        677.8        137.2      428.6        565.8

Income taxes                                                   217.1       42.1        259.2        129.8       66.3        196.1
                                                            --------    -------     --------     --------   --------    ---------

INCOME FROM CONTINUING OPERATIONS BEFORE CUMULATIVE
  EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE                     352.1    $  66.5     $  418.6          7.4   $  362.3    $   369.7
                                                                        =======     =======                 ========    =========

Loss from discontinued operations, net of income taxes          (7.6)                               (32.2)

Cumulative effect of change in accounting principle,
  net of income taxes                                           (3.3)                                   -
                                                            --------                             --------

NET INCOME                                                  $  341.2                             $  (24.8)
                                                            ========                             ========

Earnings per share--basic
  Income from continuing operations                         $   1.17    $  0.22     $   1.39     $   0.02   $   1.21    $    1.23
                                                                                    ========                            =========
  Loss from discontinued operations, net of income taxes       (0.02)                               (0.10)
  Cumulative effect of change in accounting principle,
    net of income taxes                                        (0.01)                                   -
                                                            --------                             --------
  Net income                                                $   1.14                             $  (0.08)
                                                            ========                             ========

Earnings per share--diluted
  Income from continuing operations                         $   1.13    $  0.22     $   1.35     $   0.02   $   1.18    $    1.20
                                                                                    ========                            =========
  Loss from discontinued operations, net of income taxes       (0.02)                               (0.10)
  Cumulative effect of change in accounting principle,
    net of income taxes                                        (0.01)                                   -
                                                            --------                             --------
  Net income                                                  $ 1.10                             $  (0.08)
                                                            ========                             ========

Weighted average shares outstanding
  Basic                                                       300.51     300.51       300.51       299.64     299.64       299.64
  Diluted                                                     310.89     310.89       310.89       299.64     307.63       307.63

Return on Sales (continuing operations)                           15%                     18%           0%                     19%



                                                            REPORTED    Special    AS ADJUSTED   REPORTED   Special    AS ADJUSTED
                                                              1997      Items(3)      1997         1996     Items(4)       1996
                                                              ----      --------      ----         ----     --------       ----
NET SALES                                                   $1,334.3                $1,334.3     $1,048.6               $ 1,048.6

Cost of products sold                                          323.7                   323.7        315.3      (28.8)       286.5
                                                            --------                --------     --------   --------    ---------

     GROSS PROFIT                                            1,010.6                 1,010.6        733.3       28.8        762.1

Research & development                                         201.9                   201.9        164.0                   164.0
Purchased in-process research & development                     57.4      (57.4)           -
Sales, marketing and administrative                            453.2                   453.2        333.0                   333.0
Interest, net                                                   16.1                    16.1         21.1                    21.1
Royalties, net                                                  (2.3)                   (2.3)       (10.0)                  (10.0)
Amortization                                                    15.5                    15.5         20.8                    20.8
Other, net                                                     (13.5)      23.2          9.7          4.1                     4.1
Litigation                                                      11.5      (11.5)           -
Foundation contribution                                         11.5      (11.5)           -
Restructuring charge
Special product charge
Impulse Dynamics charge
Merger related costs
Impairment charge                                                                                    66.9      (66.9)           -
                                                            --------    -------     --------     --------   --------    ---------

Income before income taxes and cumulative
  effect of change in accounting principle                     259.3       57.2        316.5        133.4       95.7        229.1

Income taxes                                                    98.8       20.9        119.7         83.7       11.6         95.3
                                                            --------    -------     --------     --------   --------    ---------

INCOME FROM CONTINUING OPERATIONS BEFORE CUMULATIVE
  EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE                     160.5    $  36.3     $  196.8         49.7   $   84.1    $   133.8
                                                                        =======     ========                ========    =========

Loss from discontinued operations, net of income taxes         (32.9)                               (13.5)

Cumulative effect of change in accounting principle,
  net of income taxes                                           (4.7)                                   -
                                                            --------                             --------

NET INCOME                                                  $  122.9                             $   36.2
                                                            ========                             ========

Earnings per share--basic
  Income from continuing operations                         $   0.54    $  0.12     $   0.66     $   0.17   $   0.28    $    0.45
                                                                                    ========                            =========
  Loss from discontinued operations, net of income taxes       (0.11)                               (0.05)
  Cumulative effect of change in accounting principle,
    net of income taxes                                        (0.02)                                   -
                                                            --------                             --------
  Net income                                                $   0.41                             $   0.12
                                                            ========                             ========

Earnings per share--diluted
  Income from continuing operations                         $   0.53    $  0.12     $   0.65     $   0.17   $   0.28    $    0.45
                                                                                    ========                            =========
  Loss from discontinued operations, net of income taxes       (0.11)                               (0.05)
  Cumulative effect of change in accounting principle,
    net of income taxes                                        (0.02)                                   -
                                                            --------                             --------
  Net income                                                $   0.40                             $   0.12
                                                            ========                             ========

Weighted average shares outstanding
  Basic                                                       299.18     299.18       299.18       297.00     297.00       297.00
  Diluted                                                     304.81     304.81       304.81       299.82     299.82       299.82

Return on Sales (continuing operations)                           12%                     15%           5%                     13%

                                                              REPORTED     REPORTED
                                                                1995         1994
                                                                ----         ----
NET SALES                                                    $  931.3      $ 862.4

Cost of products sold                                           283.4        270.9
                                                             --------      -------

     GROSS PROFIT                                               647.9        591.5

Research & development                                          135.2        130.9
Purchased in-process research & development
Sales, marketing and administrative                             292.3        268.9
Interest, net                                                    30.2          7.6
Royalties, net                                                   (6.8)        (1.5)
Amortization                                                     23.1         20.4
Other, net                                                        5.1          9.3
Litigation
Foundation contribution
Restructuring charge
Special product charge
Impulse Dynamics charge
Merger related costs
Impairment charge
                                                             --------      -------

Income before income taxes and cumulative
  effect of change in accounting principle                      168.8        155.9

Income taxes                                                     68.7         63.8
                                                             --------      -------

INCOME FROM CONTINUING OPERATIONS BEFORE CUMULATIVE
  EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE                      100.1         92.1


Loss from discontinued operations, net of income taxes           (8.3)        (7.9)

Cumulative effect of change in accounting principle,
  net of income taxes                                               -            -
                                                             --------      -------

NET INCOME                                                   $   91.8      $  84.2
                                                             ========      =======

Earnings per share--basic
  Income from continuing operations                          $   0.34


  Loss from discontinued operations, net of income taxes        (0.03)
  Cumulative effect of change in accounting principle,
    net of income taxes                                             -
                                                             --------
  Net income                                                 $   0.31
                                                             ========

Earnings per share--diluted
  Income from continuing operations                          $   0.34

  Loss from discontinued operations, net of income taxes        (0.03)
  Cumulative effect of change in accounting principle,
    net of income taxes                                             -
                                                             --------
  Net income                                                 $   0.31
                                                             ========

Weighted average shares outstanding
  Basic                                                        292.61
  Diluted                                                      294.37

Return on Sales (continuing operations)                            11%          11%

(1) 1999 special items include the following:
          o $31.1 million related to transition pay for manufacturing and nonmanufacturing personnel of Intermedics and the impact of purchase accounting valuation adjustments required for inventory acquired from Sulzer Medica, Ltd.
          o    $49.0 million of purchased in-process research and development
               (IPRD) recorded in conjunction with the acquisition of Intermedics
          o    $20.2 million contribution to the Guidant Foundation
          o $21.9 million of merger-related costs in connection with the acquisition of CardioThoracic Systems, Inc. (CTS)
          o $13.6 million other income in connection with one-time gains on an equity investment, net of the loss on the sale of the general surgery product line
          o Adjustments to the tax provision for a change in the tax code related to net operating loss carryforwards
          o Cumulative effect of change in accounting principle, net of taxes of $3.3 million

(2) 1998 special items include the following:
          o $118.7 million of IPRD recorded in conjunction with the acquisitions of InControl, Inc. and NeoCardia, LLC
          o $0.7 million restructuring charge in connection with closure of a German subsidiary of CTS
          o $200.0 million charge related to the settlement of litigation with Sulzer Medica, Ltd.
          o    $60.0 million charge that settled lawsuits with C.R. Bard, Inc.
          o    $9.2 million expense related to patent infringement damages
          o $40.0 million noncash impairment charge on general surgery goodwill related to patent infringement damages

(3) 1997 special items include the following:
          o $57.4 million of IPRD recorded with the asset acquisition of NeoCardia, LLC
          o    $23.2 million one-time gain on the sale of an equity investment
          o    $11.5 million contribution to the Guidant Foundation
          o    $11.5 million corporate legal reserve

(4) 1996 special items include the following:
          o $28.8 million of special obsolescence charges included in cost of products sold
          o $66.9 million of impairment charges on atherectomy-related goodwill and other intangible assets